UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 13, 2006

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-127272

Delaware	20-3187008
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 31, 2006, the initial public offering (the “Offering”) of 6,733,333 units (the “Units”) of Highbury Financial Inc. (the “Company”) was consummated. Each Unit consists of one share of common stock, par value $0.0001 per share ("Common Stock"), and two warrants exercisable to purchase one share of Common Stock. The Units were sold at a price of $6.00 per Unit, generating gross proceeds to the Company of $40,399,998. Audited financial statements as of January 31, 2006 reflecting the receipt of the Offering proceeds are attached hereto as Exhibit 99.1. These audited financial statements have been restated to account for the fair value of the warrants and the unit purchase option as liabilities of the Company in accordance with under Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

Date: October 13, 2006	By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer